Exhibit 99.1

        American National Bankshares Inc. Reports Financial Results

   DANVILLE, Va., July 16 /PRNewswire-FirstCall/ -- American National Bankshares Inc. (Nasdaq: AMNB) reported second quarter 2003 net income of $2.308 million, which represents income of $0.40 on a basic and diluted per
share basis.   During the same period in 2002, the Corporation earned $0.40 on a basic and diluted per share basis.  The annualized return on average assets
(ROA) for the second quarter of 2003 was 1.49% and the annualized return on average equity (ROE) for the quarter was 13.14%.
   For the first six months of 2003, earnings were $4.642 million compared to $4.534 million, an increase of 2.4%. Earnings per share of $0.81 basic and $0.80 diluted increased from the same period of 2002 when both basic and diluted earnings per share were $0.78. The annualized return on average assets (ROA) for the first six months of 2003 was 1.52% and the annualized return on average equity (ROE) for the same period was 13.18%.
   Net interest income for the first six months ending June 30, 2003, after a higher provision for loan losses to reflect strong loan growth, grew 5.1% or $546,000. Non-interest income increased 8.3% for the same period, fueled by increases in deposit service charges related to the introduction of enhanced deposit account overdraft features in the second quarter as well as increased mortgage banking revenue. Trust and Investment Services revenues continue to be a strong contributor of non-interest income and represented 40.7% of that total for the six months ending June 30, 2003. Non-interest expenses increased by 8.7% during this period with the majority of that increase related to personnel and benefits costs. Along with increased heath insurance and retirement costs, the Corporation has hired additional staff in the lending and trust/asset management areas.
   At June 30, 2003 total assets were $631.3 million, up $59.9 million or 10.5% from $571.4 million at June 30, 2002. Deposit and retail repurchase accounts increased to $536.2 million, up $50.9 million or 10.5% over $485.3 million at June 30, 2002 while loans totaled $432.6 million, up $41.5 million or 10.6% over second quarter 2002 levels. Securities grew to $164.7 million at June 30, 2003 compared to $153.2 million a year earlier. Loan growth for the second quarter 2003 was $12.9 million while deposit and retail repurchase account growth for the quarter was $18.3 million.
   The Corporation's capital position remains strong with shareholders' equity at June 30, 2003 of $70.3 million, representing 11.1% of total assets. Asset quality continues to remain solid, as the allowance for loan losses equaled 1.38% of total loans and the non-performing assets ratio was 0.67% of total loans.
   "We are pleased to produce another fine quarter and six months of performance for our shareholders," stated Charles H. Majors, President and Chief Executive Officer. "While strong asset growth did not directly lead to a commensurate increase in earnings for the first six months of the year due to continued pressure on our net interest margin, we are positioning the Corporation now for the future. We continue to grow in all of our markets, with lending and trust department professionals being added to support additional revenue growth. We are being conservative in our pricing and the reinvestment of assets as we anticipate interest rates will return to a more normalized range in the next one to two years. This combination of investments in people and positioning of our balance sheet for the future creates short-term consequences to our earnings that we think will be more than offset with enhanced long-term results. We continue to focus on asset quality, growth in non-interest income, controlling expenses and building customer relationships -- a simple formula that has served the Corporation well over the past 94 years."
   Mr. Majors also stated, "American National Bank and Trust Company, the sole subsidiary of the Corporation, was recently named by US Banker magazine as one of the top 200 community banks with under $1 billion dollars in assets. We ranked 52 in the survey based on the three-year average of our return on average shareholders' equity. The Corporation was renamed to the Russell 3000 and 2000 stock indexes, which provides additional exposure and a broader market for our stock. And on top of this recognition, the dividend was increased by 5.6% during the second quarter. All of these items, in combination with our financial results, should please our shareholders."

   American National Bankshares Inc. is the holding company of American National Bank and Trust Company, a community bank with fourteen offices in Danville, Chatham, Collinsville, Gretna, Martinsville, Henry County, and South Boston, Virginia, and Yanceyville, North Carolina. Services are also provided through seventeen ATMs, "AmeriLink" internet banking, and our 24-hour "Access American" phone banking. Banking subsidiaries include ANB Mortgage Corp. (secondary mortgage origination), ANB Investor Services (retail brokerage) and ANB Insurance Services (full-service insurance agency). Additional information is available on our website at www.amnb.com. The shares of American National Bankshares Inc. are traded on the NASDAQ National Market under the symbol "AMNB."

   This press release may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Corporation and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Corporation's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. American National Bankshares Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.



                          Consolidated Balance Sheets
               American National Bankshares Inc. and Subsidiary
                                (In thousands)
                                   Unaudited

                                                            June 30
   ASSETS                                           2003              2002

   Cash and due from banks                     $   12,039        $   13,992
   Interest-bearing deposits in other
    banks                                           7,953               386

   Investment securities:
      Securities available for sale               140,550           124,177
      Securities held to maturity                  24,105            28,998
         Total investment securities              164,655           153,175

   Loans, held for sale                             2,106               563

   Loans, net of unearned income                  432,647           391,145
   Less allowance for loan losses                  (5,991)           (5,477)
         Net Loans                                426,656           385,668

   Bank premises and equipment                      7,930             8,336
   Core deposit intangibles                         1,159             1,609
   Accrued interest receivable and other
    assets                                          8,802             7,636

         Total assets                          $  631,300        $  571,365

   LIABILITIES AND SHAREHOLDERS' EQUITY

   LIABILITIES:
      Demand deposits -- non-interest
       bearing                                 $   68,166        $   62,780
      Demand deposits -- interest bearing          60,943            58,277
      Money market deposits                        44,634            40,969
      Savings deposits                             81,840            70,215
      Time deposits                               234,588           225,241
         Total deposits                           490,171           457,482

      Repurchase agreements                        46,062            27,815
      FHLB borrowings                              21,500            15,050
      Accrued interest payable and other
       liabilities                                  3,269             2,881
         Total liabilities                        561,002           503,228

   SHAREHOLDERS' EQUITY:
       Common stock, $1 par, 10,000,000
       shares authorized, 5,680,909 shares
       outstanding at June 30, 2003 and
       5,802,456 shares outstanding at
       June 30, 2002                                5,681             5,802
      Capital in excess of par value                9,407             9,564
      Retained earnings                            53,396            50,834
      Accumulated other comprehensive income        1,814             1,937
         Total shareholders' equity                70,298            68,137

         Total liabilities and
          shareholders' equity                   $631,300          $571,365




                      Consolidated Statements of Income
              American National Bankshares Inc. and Subsidiary
                               (In thousands)
                                  Unaudited


                                       Three Months Ended   Six Months Ended
                                             June 30            June 30
                                          2003     2002      2003      2002
   INTEREST INCOME:
      Interest and fees on loans        $ 6,508  $ 6,785   $13,067   $13,534
      Interest on deposits in other
       banks                                 11       31        36       113
      Income on securities:
        Federal agencies                    511      518     1,060       945
        Mortgage-backed                     385      598       839     1,254
        State and municipal                 515      476       984       932
        Other investments                   305      379       651       810
             Total interest income        8,235    8,787    16,637    17,588
   INTEREST EXPENSE:
      Interest on deposits:
        Demand                               61      110       129       229
        Money market                        125      215       264       405
        Savings                             212      270       437       535
        Time                              1,677    2,194     3,397     4,724
      Interest on repurchase agreements     135      161       260       310
      Interest on other borrowings          248      176       490       347
             Total interest expense       2,458    3,126     4,977     6,550
   NET INTEREST INCOME                    5,777    5,661    11,660    11,038
   PROVISION FOR LOAN LOSSES                255      236       495       419

   NET INTEREST INCOME AFTER PROVISION
      FOR LOAN LOSSES                     5,522    5,425    11,165    10,619

   NON-INTEREST INCOME:
      Trust and investment services         647      666     1,253     1,332
      Service charges on deposit
       accounts                             541      416       964       781
      Other fees and commissions            210      230       438       426
      Mortgage banking income               150       69       278       151
      Securities gains, net                   1        -         3        19
      Other income                           66       64       141       131
             Total non-interest income 1,615 1,445 3,077 2,840 NON-INTEREST EXPENSE:
      Salaries                            1,754    1,661     3,475     3,214
      Pension and other employee
       benefits                             522      396       970       771
      Occupancy and equipment               640      607     1,281     1,219
      Core deposit intangible
       amortization                         113      113       225       225
      Other expenses                        853      802     1,740     1,648
             Total non-interest expense   3,882    3,579     7,691     7,077
   INCOME BEFORE TAXES                    3,255    3,291     6,551     6,382
   INCOME TAX PROVISION                     947      956     1,909     1,848
   NET INCOME                           $ 2,308  $ 2,335   $ 4,642   $ 4,534

   NET INCOME PER COMMON SHARE:
     Basic                              $  0.40  $  0.40   $  0.81   $  0.78
     Diluted                            $  0.40  $  0.40   $  0.80   $  0.78



                            Financial Highlights
              American National Bankshares Inc. and Subsidiary
                           (Dollars in thousands,
                           except per share data)

                                               Three Months Ended June 30
                                              2003         2002     Change
   EARNINGS
      Interest income                    $    8,235   $    8,787     (6.3)%
      Interest expense                        2,458        3,126    (21.4)
      Net interest income                     5,777        5,661      2.0
      Provision for loan losses                 255          236      8.1
      Noninterest income                      1,615        1,445     11.8
      Noninterest expense                     3,882        3,579      8.5
      Income taxes                              947          956     (0.9)
      Net income                              2,308        2,335     (1.2)

   PER COMMON SHARE
      Earnings per share - basic         $     0.40   $     0.40      0.0 %
      Earnings per share - diluted             0.40         0.40      0.0
      Cash dividends paid                      0.19         0.18      5.6
      Book value
      Closing market price

   FINANCIAL RATIOS
      Return on average assets                 1.49 %       1.64 %    (15)bp
      Return on average shareholders'
       equity                                 13.14        14.16     (102)
      Average equity to average assets        11.32        11.58      (26)
      Net interest margin (FTE)                4.07         4.33      (26)
      Efficiency ratio                        50.66        48.67      199

   PERIOD END BALANCES
      Securities
      Loans held for sale
      Loans - net of unearned income
      Assets
      Total deposits
      Repurchase agreement funding
      FHLB borrowings
      Shareholders' equity

   AVERAGE BALANCES
      Loans - net of unearned income     $  427,380   $  387,661     10.2 %
      Interest-earning assets               594,536      545,218      9.0
      Assets                                620,486      569,764      8.9
      Interest-bearing deposits             420,804      397,096      6.0
      Repurchase agreement funding           39,489       31,899     23.8
      FHLB borrowings                        22,426       13,755     63.0
      Shareholders' equity                   70,268       65,972      6.5

   CAPITAL
      Average shares outstanding -
       basic                              5,718,821    5,804,608     (1.5)
      Average shares outstanding -
       diluted                            5,776,509    5,846,835     (1.2)
      Shares repurchased                     65,000       13,500
      Average price of shares
       repurchased                       $    24.58   $    19.62

   ALLOWANCE FOR LOAN LOSSES
      Beginning balance                  $    5,771   $    5,423      6.4 %
      Provision for loan losses                 255          236      8.1
      Charge-offs                              (122)        (207)   (41.1)
      Recoveries                                 87           25    248.0
      Ending balance                          5,991        5,477      9.4

   COMPOSITION OF RISK ASSETS
      Nonperforming loans:
          90 days past due
          Nonaccrual
      OREO
      Nonperforming assets

   ASSET QUALITY RATIOS **
      Nonperforming loans to total loans
      Allowance for loan losses to total
       loans
      Allowance for loan losses
         to nonperforming loans

   Notes:

     bp -- Change is measured as difference in basis points.
     ** -- Balance sheet amounts used in calculations are based on period end balances.


                            Financial Highlights
              American National Bankshares Inc. and Subsidiary
                           (Dollars in thousands,
                           except per share data)

                                                Six Months Ended June 30
                                              2003         2002     Change
   EARNINGS
      Interest income                   $    16,637  $    17,588     (5.4)%
      Interest expense                        4,977        6,550    (24.0)
      Net interest income                    11,660       11,038      5.6
      Provision for loan losses                 495          419     18.1
      Noninterest income                      3,077        2,840      8.3
      Noninterest expense                     7,691        7,077      8.7
      Income taxes                            1,909        1,848      3.3
      Net income                              4,642        4,534      2.4

   PER COMMON SHARE
      Earnings per share - basic        $      0.81  $      0.78      3.8 %
      Earnings per share - diluted             0.80         0.78      2.6
      Cash dividends paid                      0.37         0.35      5.7
      Book value                              12.37        11.74      5.4
      Closing market price                    25.96        27.39     (5.2)

   FINANCIAL RATIOS
      Return on average assets                 1.52 %       1.60 %     (8)bp
      Return on average shareholders'
       equity                                 13.18        13.74      (56)
      Average equity to average assets        11.50        11.64      (14)
      Net interest margin (FTE)                4.15         4.25      (10)
      Efficiency ratio                        50.44        49.31      113

   PERIOD END BALANCES
      Securities                        $   164,655  $   153,175      7.5 %
      Loans held for sale                     2,106          563    274.1
      Loans - net of unearned income        432,647      391,145     10.6
      Assets                                631,300      571,365     10.5
      Total deposits                        490,171      457,482      7.1
      Repurchase agreement funding           46,062       27,815     65.6
      FHLB borrowings                        21,500       15,050     42.9
      Shareholders' equity                   70,298       68,137      3.2

   AVERAGE BALANCES
      Loans - net of unearned income    $   418,970  $   382,311      9.6
      Interest-earning assets               586,046      542,332      8.1
      Assets                                612,118      566,778      8.0 %
      Interest-bearing deposits             416,783      397,992      4.7
      Repurchase agreement funding           37,065       30,993     19.6
      FHLB borrowings                        22,089       13,378     65.1
      Shareholders' equity                   70,414       65,989      6.7

   CAPITAL
      Average shares outstanding -
       basic                              5,737,354    5,812,941     (1.3)
      Average shares outstanding -
       diluted                            5,796,728    5,849,018     (0.9)
      Shares repurchased                    100,000       20,100
      Average price of shares
       repurchased                       $    24.86   $    19.78

   ALLOWANCE FOR LOAN LOSSES
      Beginning balance                  $    5,622   $    5,334      5.4 %
      Provision for loan losses                 495          419     18.1
      Charge-offs                              (286)        (323)   (11.5)
      Recoveries                                160           47    240.4
      Ending balance                          5,991        5,477      9.4

   COMPOSITION OF RISK ASSETS
      Nonperforming loans:
          90 days past due               $      285   $      305     (6.6)%
          Nonaccrual                          2,607          479    444.3
      OREO                                      124          177    (29.9)
      Nonperforming assets                    3,016          961    213.8 %

   ASSET QUALITY RATIOS **
      Nonperforming loans to total loans       0.67 %       0.20 %     47 bp
      Allowance for loan losses to total
       loans                                   1.38         1.40       (2)
      Allowance for loan losses
         to nonperforming loans                2.07 X       6.99 X   (492)

   Notes:

     bp -- Change is measured as difference in basis points.
     ** -- Balance sheet amounts used in calculations are based on period end balances.

SOURCE  American National Bankshares Inc.
   -0-                             07/16/2003
   /CONTACT: Brad E. Schwartz Senior Vice President and Chief Financial Officer of American National Bankshares Inc., +1-434-773-2242/
   /Web site:  http://www.amnb.com/
   (AMNB)